EXHIBIT 10.30


                         LOAN AGREEMENT

     THIS LOAN AGREEMENT (this "Agreement") is executed as of December 13, 2004, by and between DCI USA, Inc. ("Lender"), whose address for purposes of this Agreement is 231 Norman Avenue, Brooklyn, New York 11222 and Apros and Chay MB Ltd. ("Borrower"), whose address for purposes of this Agreement is 12 Raoul Wallenberg Street, Tel Aviv, Israel 69719.

                            RECITALS

     WHEREAS, Borrower desires to borrow, and the Lender desires to lend, $96,000, and secure the payments to the Lender on the terms and conditions contained in this Agreement; and

	WHEREAS, the Borrower is willing to grant to the Lender a warrant to purchase shares in the Borrower on the terms and conditions contained in this Agreement.

     NOW, THEREFORE, Borrower and Lender agree as follows:

                            ARTICLE I
                        LOAN AND SECURITY

     1.1	Loan.  Subject  to the terms of this Agreement,  on  the
date hereof Lender agrees to lend to Borrower and Borrower agrees to borrow from Lender Ninety-Six Thousand Dollars ($96,000.00).
For purposes of this Agreement, Principal shall be defined as the sum of (A) $96,000 plus (B) 60% of (i) either (a) the discount paid to Cornell Capital Partners, L.P. ("Cornell") by the Lender if the Lender converts the 8% Secured Convertible Debenture dated
December  13, 2004 (the "Cornell Note") issued by the  Lender  to
Cornell or (b) the premium paid to Cornell by the Lender if the Lender redeems the Cornell Note plus (C) any closing costs associated with either (a) or (b). Interest shall accrue on the Principal sum at the annual rate of ten percent (10%) per annum
Principal and accrued interest thereon shall be due and payable on December 13, 2005. Amounts owing under hereunder may be prepaid by Borrower at any time.

     1.2	Pledge.   The  obligations  of  the  Borrower  hereunder
shall be secured by a pledge in favor of the Lender hypothecating all the issued and outstanding share capital of the Borrower. The
Borrower  further agrees that after the date hereof it shall  not
issue   any   shares,  options,  warrants  or  other  convertible
securities without the prior written consent of the Lender.

	The Borrower further agrees to grant to the Lender a second pledge in the shares of Technoprises Ltd. owned by the Borrower currently pledged to Cornell.. Promptly after the date hereof, the Lender shall send an irrevocable direction letter to Cornell instructing Cornell to deliver any shares of Technoprises held by it to the Lender immediately after the release of the pledge currently held by Cornell in said shares.

     1.3	Loan Documents.   At any time, upon the request  of  the
Lender, Borrower shall deliver to Lender a note, pledge, guaranty and/or any other document reasonably requested by the Lender evidencing the agreement of the parties under this Agreement.
Lender agrees that upon receipt of an additional $250,000 from Cornell, 60% of the net proceeds thereof shall be lend to the Borrower under the same terms and conditions of this Agreement.

     1.4	Default  by the Lender.  If the Lender defaults  in  any
of its obligations to Cornell and as a result thereof the 48,500,000 shares of Technoprises or any portion thereof are not returned (hereinafter referred to as the "Sold Shares"), the Lender shall reimburse the Borrower for the value of the Sold
Shares. At the discretion of the Borrower, the value of the  Sold
Shares shall be paid to it in cash, which can be done by offsetting any amounts owed to the Lender hereunder, or by the issuance of shares of the Lender, which shall be valued as of the daily volume weighted average selling price for the 5 days prior to issuance thereof.

                           ARTICLE II
                             WARRANT

	2.1	Warrant.    The  Borrower hereby  grants  to  the  Lender  a
warrant  to purchase 960,000 shares of the Borrower at  any  time after the date hereof until the close of business on December 13,
2005, provided, however, that the Lender, in its sole discretion, shall  have  the  right to extend such time for an  additional  6 months. The purchase price per share of the Borrower shall be ten cents ($0.10). In the event that the Borrower shall at any time subdivide the outstanding shares of common stock, or shall issue a stock dividend on the outstanding common stock, the warrant exercise price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Borrower shall at any time combine the outstanding shares of its common stock, the warrant exercise price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

                           ARTICLE III
                 REPRESENTATIONS AND WARRANTIES

     As a material inducement to Lender's entry into this Agreement, Borrower represents and warrants to Lender that:

     3.1  	Authority/Enforceability. Borrower is  in  substantial
compliance with all laws and regulations applicable to its organization, existence and transaction of business and has all necessary rights and powers to own, develop and operate its property.

     3.2 	Binding Obligations. Borrower is authorized to execute,
deliver and perform its obligations under this Agreement and such obligations are and shall continue to be valid and binding obligations of Borrower.

     3.3	No   Violation.  Borrower's  execution,  delivery,   and
performance under this Agreement do not: (a) require any  consent
or   approval  not  heretofore  obtained  under  any  partnership
agreement,   operating  agreement,  limited   liability   company
agreement,  articles of incorporation, bylaws or other  document;
(b) materially violate any governmental requirement applicable to the  Borrower or any other statute, law, regulation or  ordinance or  any order or ruling of any court or governmental entity;  (c)
materially  conflict  with, or constitute a  material  breach  or default  or  permit  the  acceleration of obligations  under  any agreement,  contract,  lease,  or other  document  by  which  the
Borrower   or   its   property  are  bound   or   regulated;   or
(d) materially violate any statute, law, regulation or ordinance, or any order of any court or governmental entity.

                           ARTICLE IV
                      DEFAULTS AND REMEDIES

     4.1	Default.  The  occurrence of any  one  or  more  of  the
following shall constitute an event of default ("Default") under this Agreement:

     (a) Borrower's failure to perform any obligation under this Agreement or any other agreement entered into in connection herewith; or

     (b) The material failure of any representation or warranty of Borrower to be true, correct and complete as of the date made;
or

     (c) (i) The filing of a petition by Borrower for relief under any present or future state or federal law regarding bankruptcy, reorganization or other debtor relief law; (ii) a general assignment by Borrower for the benefit of creditors; or
(iii) Borrower applying for, or the appointment of, a receiver, trustee, custodian or liquidator of Borrower or any of its property; or

     (d) (i) The filing of any pleading or an answer by Borrower in any involuntary proceeding under any bankruptcy code or other debtor relief law which admits the jurisdiction of the court or the petitions material allegations regarding Borrower's insolvency; or (ii) the failure of Borrower to effect a full dismissal of any involuntary petition under any bankruptcy code or under any other debtor relief law that is filed against Borrower or in any way restrains or limits Borrower, prior to the earlier of the entry of any court order granting relief sought in such involuntary petition, or forty-five (45) days after the date of filing of such involuntary petition; or

     (e)   The   occurrence   of  any  material   management   or
organizational change in Borrower or in the partners, venturers or stockholders of Borrower.

     4.2   	Acceleration   Upon  Default;  Remedies.   Upon   the
occurrence of any Default, Lender may, at its sole option, declare all sums owing to Lender hereunder immediately due and payable.

     Notwithstanding anything contained herein to the contrary, the Lender agrees that prior to exercising any rights hereunder, the Lender shall first provide written notice to the Borrower and its counsel and not exercise any right or remedy until and unless the breach by the Borrower has not been cured by the expiration of 15 business days from the date such notice has been delivered.

	4.3  	Rights  Cumulative, No Waiver.  All  Lender's  rights  and
remedies provided in this Agreement, together with those granted by law or at equity, are cumulative. No waiver shall be implied from any failure of Lender to take, or any delay by Lender in taking, action concerning any Default or failure of condition under this Agreement, or from any previous waiver of any similar or unrelated Default or failure of condition. Any waiver or approval under any of this Agreement must be in writing and shall be limited to its specific terms.

                            ARTICLE V
                    MISCELLANEOUS PROVISIONS

     5.1  	Indemnity.  The  Borrower  hereby  agrees  to  defend,
indemnify and hold harmless the Lender, its officers, directors, employees, agents, successors and assigns from and against any and all losses, damages, liabilities, claims, actions, judgments, court costs and legal or other expenses (including, without limitation, attorneys' fees and expenses) which the Lender may incur as a direct or indirect consequence of: (a) the purpose to which the Borrower applies the loan proceeds; (b) the failure of the Borrower to perform any obligations as and when required by this Agreement; or (c) any act or omission by the Borrower, except to the extent caused or contributed to by the bad faith, gross negligence or willful misconduct of the Lender.

	5.2  	Amendment.    The  form and substance  of  all  documents,
instruments, and forms of evidence to be delivered to Lender under the terms of this Agreement shall be subject to Lender's approval and shall not be modified, superseded or terminated in any respect without Lender's prior written approval

     5.3  	No  Third  Parties Benefited.   No person  other  than
Lender and Borrower and their permitted successors and assigns shall have any right of action under any of this Agreement.

	5.4   	Further   Assurances.  Upon  Lender's  request   and   at
Borrower's  sole  cost  and  expense,  Borrower  shall   execute,
acknowledge and deliver any other instruments and perform any other acts necessary, desirable or proper, as determined by Lender, to carry out the purposes of this Agreement or to perfect and preserve any liens created by this Agreement.

     5.5  	Assignment.  Without  the  prior  written  consent  of
Lender, Borrower shall not assign Borrower's interest under this Agreement, or in any monies due or to become due hereunder, and any assignment without such consent shall be void.

     5.6  	Notices.    All notices, requests, demands  and  other
communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when delivered (i) if delivered in person or (ii) the fifth business day following the delivery thereof, if delivered through an internationally recognized overnight carrier, addressed to each party at the address indicated on the signature page hereof.

	5.7     	Attorney-in-Fact.    	Borrower    hereby    irrevocably
appoints and authorizes Lender, as Borrower's attorney-in-fact, which agency is coupled with an interest, to execute and/or record in Lender's or Borrower's name any notices, instruments or documents that Lender deems appropriate to protect Lender's interest under this Agreement.

     5.8  	Relationship of Parties. The relationship of  Borrower
and Lender is, and shall at all times remain, solely that of borrower and lender, and Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any third party with respect to the proceeds of the loan hereunder.

     5.9 	Related Party Transaction. 	The parties acknowledge
that members of the Borrower are or may be considered related and/or affiliated parties of the Lender and waive any conflict of interest resulting therefrom.

     5.10 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION
(a) ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

     5.11   	Severability.    If  any  provision  or   obligation
under this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Agreement and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of this Agreement.

     5.12 Successors and Assigns. Except as otherwise expressly provided under the terms and conditions of this Agreement, the terms of this Agreement shall bind and inure to the benefit of the heirs, successors and assigns of the parties.

     5.13  	Headings.  All  article, section  or  other  headings
appearing in this Agreement are for convenience of reference only and shall be disregarded in construing this Agreement.

     5.14  	Governing  Law.  This  Agreement  shall  be  governed
by, and construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal laws. Borrower hereby consents to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by New York or federal law.

     5.15  	Integration.  This Agreement  contains  or  expressly
incorporates by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral.

     5.16	Counterparts.   This  Agreement  and   any   subsequent
modifications,  amendments,  waivers,  consents  or   supplements
thereof, if any, may be executed by facsimile and in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all such counterparts together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Borrower and Lender have executed this
Agreement as of the date appearing on the first page of this Agreement.

                              Lender:

                              DCI USA, Inc.

                              By: _/s/_David Yerushalmi
                              Lender's US address:
                              231 Norman Avenue
                              Brooklyn, New York 11222

                              Borrower:

                              APROS & CHAY MB LTD.

                              By: _/s/_Adam Ofek
                              Borrower's address:
                              12 Raoul Wallenberg Street
                              Tel Aviv, Israel 69719